Exhibit 10.22
SUPPLEMENTAL INDENTURE DELIVERED
BY SUBSEQUENT SUBSIDIARY GUARANTORS
This Supplemental Indenture and Subsidiary Guarantee, dated as of April 1, 2026 (this “Supplemental Indenture” or “Subsidiary Guarantee”), among PROG Beach, LLC (“PROG Beach”), P-Squared LLC (“P-Squared”), FPF Waveland, Inc. (“FPF Waveland”), FSP III Kendrick Purchasing Power Holdings, Inc. (“FSP III”), Purchasing Power Holdings, LLC (“Purchasing Power Holdings”), Purchasing Power, LLC (“Purchasing Power” and, together with PROG Beach, P-Squared, FPF Waveland, FSP III and Purchasing Power Holdings, the “New Guarantors”), PROG Holdings, Inc. (together with its successors and assigns, the “Issuer”), the Subsidiary Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee (in such capacity, the “Trustee”), paying agent and registrar under such Indenture.
W I T N E S S E T H:
WHEREAS, the Issuer, the Subsidiary Guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture, dated as of November 26, 2021 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of an unlimited aggregate principal amount of 6.000% Senior Notes due 2029 of the Issuer (the “Notes”);
WHEREAS, Section 4.15 of the Indenture provides that in certain circumstances the Issuer may be required to cause certain Restricted Subsidiaries of the Issuer to execute and deliver a Subsidiary Guarantee with respect to the Notes on the same terms and conditions as those set forth in the Indenture; and
WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder to add an additional Subsidiary Guarantor.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
ARTICLE I
Definitions
SECTION 1.1    Defined Terms. As used in this Supplemental Indenture, capitalized terms defined in the Indenture or in the preamble or recitals thereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
ARTICLE II
Agreement to be Bound; Guarantee
SECTION 2.1    Agreement to be Bound. Each of the New Guarantors hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. Each of the New Guarantors agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture, subject to the release provisions and other limitations set forth in the Indenture.

ARTICLE III
Miscellaneous
SECTION 3.1    Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 3.2    Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
SECTION 3.3    Ratification of Indenture; Supplemental Indentures Part of Indenture; No Liability of Trustee. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or each of the New Guarantor’s Subsidiary Guarantee. Additionally, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuer, the New Guarantors and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters.
SECTION 3.4    Counterparts. This Supplemental Indenture may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic means shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 3.5    Headings. The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
PROG HOLDINGS, INC.
By:    /s/ Todd King
Name: Todd King
Title: Chief Legal & Compliance Officer
PROG BEACH, LLC,
as a Guarantor
By:    /s/ Todd King
Name: Todd King
Title: Co-Secretary
P-SQUARED, LLC,
as a Guarantor
By:    /s/ Todd King
Name: Todd King
Title: Co-Secretary
FPF WAVELAND, INC.,
as a Guarantor
By:    /s/ Todd King
Name: Todd King
Title: Co-Secretary
FSP III KENDRICK PURCHASING POWER HOLDINGS, INC.,
as a Guarantor
By:    /s/ Todd King
Name: Todd King
Title: Co-Secretary
PURCHASING POWER HOLDINGS, LLC,
as a Guarantor
By:    /s/ Todd King
Name: Todd King
Title: Co-Secretary
PURCHASING POWER, LLC,
as a Guarantor
By:    /s/ Todd King
Name: Todd King

[Signature Page to Supplemental Indenture]

Title: Authorized Signatory

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee
By:    /s/ Greg Jackson
Name: Greg Jackson
Title: Vice President

[Signature Page to Supplemental Indenture]